Exhibit 99.1

Cytek Biosciences Announces Preliminary Fourth Quarter and Full Year 2025 Revenue Results

Company to present at the 44th Annual JP Morgan Healthcare Conference

FREMONT, Calif., January 12, 2026 (GLOBE NEWSWIRE) — Cytek Biosciences, Inc. (Nasdaq: CTKB), a leading cell analysis solutions company, today announced preliminary, unaudited revenue results for the fourth quarter and full year ended December 31, 2025.

Cytek expects its total revenue for the full year 2025 to be approximately $201 million. Expected revenue for the fourth quarter of 2025 of approximately $62 million represents growth of 8% compared to the fourth quarter of 2024 and 19% compared to the third quarter of 2025.

“Our fourth quarter revenue growth over the prior year represents a meaningful acceleration of growth compared to the prior quarters in 2025 and reflects a continuation of positive trends we saw emerging in the third quarter. These trends include a continuation of strong growth in Services, Reagents and Asia Pacific instrument revenue and an improvement in instrument revenue growth in the US and EMEA1. We were particularly pleased to see a return to positive growth in our instrument sales in EMEA in the fourth quarter,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences. “With strong execution across our portfolio, we believe we are well positioned to deliver sustainable growth and profitability in a large flow cytometry market.”

The preliminary financial results in this press release are not a comprehensive statement of Cytek’s financial results for the fourth quarter and full year ended December 31, 2025, and have not been audited, reviewed or compiled by its independent registered public accounting firm. Cytek’s actual revenue may differ from the estimate due to the completion of the Company’s year-end closing and auditing procedures and is therefore subject to adjustment. Cytek plans to report financial results for the fourth quarter and full year ended December 31, 2025, and to provide 2026 financial guidance during its earnings call expected to be held near the end of February 2026.

J.P. Morgan Healthcare Conference

Cytek will participate and present at the 44th Annual J.P. Morgan Healthcare Conference in San Francisco, CA on Wednesday January 14, 2026, at 5:15 PM Pacific Time / 8:15 PM Eastern Time. Interested parties may access live and archived webcasts of the presentation on the “Investors” section of the company website at: investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP®) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s platform includes: its core FSP instruments, the Cytek Aurora™, Northern Lights™, Cytek Aurora™ CS and Cytek Aurora™ Evo systems; the Cytek Orion™ reagent cocktail preparation system; the Enhanced Small Particle™ (ESP™) detection technology; the flow cytometers and imaging products under the Amnis® and Guava® brands; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

1.	EMEA = Europe, Middle East, and Africa

Cytek’s products are for research use only and not for use in diagnostic procedures (other than Cytek’s Northern Lights-CLC system and certain reagents, which are available for clinical use only in China and the European Union).

Cytek, Full Spectrum Profiling, FSP, Cytek Aurora, Northern Lights, Enhanced Small Particle, ESP, Cytek Orion, Amnis and Guava are trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and X account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and X account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. These forward-looking statements include statements regarding Cytek’s expected revenue for the fourth quarter and full year ended December 31, 2025 and Cytek’s ability to deliver sustainable growth and profitability in a large flow cytometry market. Cytek’s audited financial results for the full year ended December 31, 2025 are not yet available and its preliminary expectations regarding revenue for the period are subject to review by Cytek’s management and audit by Cytek’s independent registered public accounting firm. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include adjustments to the estimate that may be required in connection with the completion of the Company’s year-end closing and auditing procedures and risks and uncertainties relating to global geopolitical, economic and market conditions; Cytek’s ability to manage the impacts of recent and future export controls and licensing requirements, tariffs and NIH funding policies on its business; Cytek’s ability to evaluate its prospects for future viability and predict future performance; Cytek’s ability to accurately forecast customer demand and adoption of its products; Cytek’s ability to recognize the anticipated benefits of collaborations; Cytek’s dependence on certain sole and single source suppliers; competition; market acceptance of Cytek’s current and potential products; Cytek’s ability to manage the growth and complexity of its organization, maintain relationships with customers and suppliers and hire and retain key employees; Cytek’s ability to manufacture its products in high-quality commercial quantities successfully and consistently to meet demand; Cytek’s ability to increase penetration in its existing markets and expand into adjacent markets; Cytek’s ability to secure additional distributors or maintain good relationships with its existing distributors; Cytek’s ability to successfully develop and introduce new products; Cytek’s ability to maintain, protect and enhance its intellectual property; Cytek’s ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations; and foreign currency exchange impacts. You should refer to the section entitled “Risk Factors” set forth in Cytek’s Quarterly Report on Form 10-Q filed on November 5, 2025 with the SEC, and other filings Cytek makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek’s forward-looking statements. Although Cytek believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the events and circumstances reflected in the forward-looking statements will occur. The forward-looking statements in this press release are based on information available to Cytek as of the date hereof, and Cytek disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek’s as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Contact:

Paul Goodson

Head of Investor Relations

Cytek Biosciences

pgoodson@cytekbio.com